UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: September 30, 2011
Signature Group Holdings, Inc.

Nevada	001-08007	95-2815260
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15303 Ventura Blvd., Suite 1600 Sherman Oaks, CA	91403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 30, 2011, Signature Group Holdings, Inc. (the “Company”) issued a press release announcing that it has filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended March 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Items.

Kingstown/McIntyre Matters.  As previously reported, James McIntyre, Kingstown Partners Master Ltd. and other entities affiliated therewith (collectively, the "Plaintiffs") filed a complaint (the "Complaint") in August 2011 with the Second Judicial District Court of the State of Nevada in and for the County of Washoe (the "State Court") against the Company seeking (i) a declaration that the Rights Agreement, dated as of October 23, 2007, as amended (the "Rights Agreement"), between the Company and Mellon Investor Services LLC, has no force and effect, (ii) a declaration that the Plaintiffs are not an "Acquiring Person" (as defined in the Rights Agreement), and (iii) an injunction against the Company's Board of Directors from implementing the Rights Agreement (the "Proceeding"). In connection with the Proceeding, the State Court entered a temporary restraining order (the "TRO") on August 24, 2011, which prohibited the Company from: (1) declaring the Plaintiffs and the entities related to the Plaintiffs an Acquiring Person; and (2) otherwise seeking to enforce or implement the Rights Agreement with respect to the Plaintiffs. The TRO was to expire on September 8, 2011, unless the State Court otherwise extended the period of the TRO or issued a preliminary injunction. Prior to the expiration of the TRO, the Company removed the Proceeding to the United States Bankruptcy Court for the District of Nevada (the "Nevada Federal Bankruptcy Court"). In connection with the removal of the Proceeding to Nevada Federal Bankruptcy Court, the Company and the Plaintiffs entered into a stipulation to extend the TRO until the earlier of (a) a hearing on Plaintiffs' Motion for Preliminary Injunction; or (b) September 30, 2011. On September 29, 2011, the Nevada Federal Bankruptcy Court extended the expiration of the TRO to October 26, 2011. For additional information on the Proceeding, see the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2011, which was filed with the Securities and Exchange Commission on September 29, 2011.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Press release issued by Signature Group Holdings, Inc., dated September 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date: September 30, 2011
	By:	/s/ David N. Brody
Name: David N. Brody
Title: Senior Vice President, Counsel & Secretary